Exhibit 99.2

Myseum Granted U.S. Patent for Core Private and Encrypted Instant Social Networking and Media Technology

NEW BRUNSWICK, N.J., March 19, 2026 (GLOBE NEWSWIRE) – Myseum, Inc. (Nasdaq: MYSE) (“Myseum” or the “Company”), a privacy-first social media and technology innovator, today announced that it was granted U.S. Patent #12,585,755 by the U.S. Patent and Trademark Office (USPTO), titled “Time Bound Event Creation and Management Based on User Specific Media Permissions.”

The invention relates to systems and methods for creating and managing private and secure social networks and media feeds. More specifically, aspects of these systems and methods may create time bound events with event-specific media permissions such as privacy and encryption controls for media handling and dynamic event prioritization.

“This is an extremely important patent that covers the core technology powering our flagship Picture Party platform, enabling users to instantly create private and secure social networks for almost any occasion. As we prepare to quickly scale the platform’s user base, it is vital that we protect our intellectual property,” said Darin Myman, CEO of Myseum. “The IP enhances Myseum’s leadership in social media innovation, secured by our expanding portfolio which now includes 20 issued patents and several pending applications.”

Picture Party by Myseum is available for download in the iOS app store and Google Play store. Videos are available on the Picture Party by Myseum channel on YouTube. Visit pictureparty.com for details.

About Myseum, Inc.

Myseum, Inc. (formerly DatChat Inc.) is a privacy and social media technology company focused on innovative and creative user platforms. Its flagship platform is Picture Party by Myseum, a next-generation social sharing platform that makes it easier to share your photos and videos both today, and for generations to come. Myseum’s innovative social media platform brings a fresh and needed approach to digital media and content management, allowing users to create a digital legacy that makes it easier to share both today, and with future generations. The platform is backed by both patented technology and proprietary software.

Myseum also operates the DatChat Messenger & Private Social Network, which presents technology that allows users to change how long their messages can be viewed before or after users send them, prevents screenshots, and hides encrypted photos in plain sight on camera rolls. The patented technology offers users a traditional texting experience while providing control and security for their messages. With the DatChat Messenger, a user can decide how long their messages last on a recipient’s device while feeling secure that at any time, and delete individual messages or entire message threads, making it like the conversation never happened. Visit Myseum.com and datchat.com/investors for more information.

Notice Regarding Forward-Looking Statements

The information contained herein includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Investors and security holders are urged to read these documents free of charge on the SEC’s website at https://www.sec.gov. Except as may be required by applicable law, The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, whether as a result of new information, future events or otherwise.

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